EXHIBIT 99.2
Management Presentation March 2007

Forward-Looking Statements This presentation material contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The opinions, forecasts, projections or other statements, other than statements of historical fact, are forward- looking statements. Although Foothills Resources Inc. (the "Company" or "Foothills") believes that the expectations reflected in such forward-looking statements are reasonable, they involve a number of risks and uncertainties. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are delays and difficulties in developing currently owned properties, the failure of exploratory drilling to result in commercial wells, delays due to the limited availability of drilling equipment and personnel, fluctuations in oil and gas prices, the failure of certain announced acquisitions to close, general economic conditions and the risk factors detailed from time to time in the Company's periodic reports and registration statements filed with the Securities and Exchange Commission. The Company is not under any obligation (and expressly disclaims any obligation) to update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Cautionary Note To U.S. Investors CAUTIONARY NOTE TO U.S. INVESTORS - The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain terms in this presentation, such as "resources", "resource potential", "production potential" regarding probable, possible, or recoverable reserves, among others, that the SEC's guidelines strictly prohibit us from including in filings with the SEC. U.S. Investors are urged to consider closely the disclosure in our Form 10-KSB, File No 001-31546, available from us at 4540 California Avenue, Suite 550, Bakersfield, California 93309. You can also obtain this form from the SEC by calling 1-800-SEC-0330.

Business Strategy U.S. based, growth-oriented E&P company Low to moderate risk identified resources Exploration upside a plus In or near existing infrastructure Leveraging technologies - 3D seismic / reservoir engineering Operating control and dominant position Access proprietary M&A deal flow Balance natural gas and oil

Business Overview Major development / exploration opportunity Eel River Basin, northern California First two wells successfully drilled and producing Company-making prospect Basin control First mover advantage Oil production acquisition Acquired four Texas oil fields 5.1 million barrels proven reserves 620 BOE net daily production Deep exploration upside

Operations Overview Note: Eel River proved reserve figures estimated based on May 1, 2003 LaRoche reserve report and will be earned by drilling and completing three wells. Texas Gulf Coast reserve estimates based on July 1, 2006 Cawley Gillespie reserve report. Eel River Basin Anadarko Basin Texas Gulf Coast

Reserve and Production Potential Foothills' daily production is expected to grow significantly over the next 12 months primarily as a result of low risk exploitation and development activities Foothills' resource potential upside from the Eel River asset base will be augmented by the Texas Gulf Coast upside

Texas Gulf Coast Texas Gulf Coast Goose Creek/ Goose Creek East Cleveland Saratoga

Texas Gulf Coast Overview Acquisition closed September 2006 Working interests and operatorship in the Goose Creek, Goose Creek East, Saratoga, and Cleveland fields in southeast Texas Goose Creek Field was discovered in 1908 Many productive reservoirs over thick interval 82 active wells and 73 shut-in wells Over 3,000 acres total net position, NRI: 75 -100% (avg 82%) Acquisition Metrics $62 MM total consideration ($57.5 MM in cash and $4.5 MM in equity) $11.78/Proved Boe (assuming value of proved reserves is $60.4 million) $86,000/Boe/day; 3.3x forward cash flow multiple (1) Based on estimated July 2006 - June 2007 cash flow of $18.6 million per Randall and Dewey Divestment Package.

Texas Gulf Coast Acquisition Rationale Acquisition immediately provided approximately 620 Boe of current daily production and 5.1MMboe of proved reserves Goose Creek - 30 productive reservoirs between 800 and 4,500 ft 10 PUD locations and 70 recompletions Significant Vicksburg potential below established productive horizons 3D seismic program planned to identify upside potential Waterflood opportunities Transaction gave Foothills immediate operating presence in Texas Operating platform for complementary acquisitions

Texas Gulf Coast Update Strategic ongoing effort on recompletions / workovers 11 of first 13 successful Finding new opportunities in "the file room" Improving infrastructure Revised oil sales contracts, 70¢ per barrel Finalizing PUD drilling plans Five new wells, expect significant production boost Planning process for 3D seismic ongoing Possible joint well to deeper Vicksburg gas Evaluating opportunities at Cleveland Field

Goose Creek Field Area Productive Vicksburg Wells

Eel River Basin Overview Joint development agreement in place with INNEX Energy, LLC Proven Undeveloped Reserves (PUDs) underpin Eel River asset potential - likely to exceed 100 BCF Quick to production - infrastructure in place Significant proven petroleum system in region Tompkins Hill Field - 120 BCF cumulative production from 2,000 acres Grizzly Bluff Field 1964 - 1990: multiple wells tested at commercial rates Lack of gas market at the time resulted in these wells being abandoned

Eel River Basin

Grizzly Bear Company-making prospect Potential for 500 BCF to 1 TCF Chevron Vicenus well - 1971: multiple thick sands with gas shows and tests Grizzly Bluff is the core of opportunity 3D seismic to identify best drill location Plan to drill mid-2007 Foothills controls entire prospect

Eel River Basin Update Two wells drilled in 2006 making over 520,000 cubic ft / day Acquired 12.7 sq mi 3D seismic survey over Grizzly Bluff Data being processed / interpretation begins in April Planning underway for 2007 drilling program Drilling rig identified Expect drilling start July / August Plan to drill Grizzly Bear and shallow / intermediate depth development wells Active leasing program continues, basin dominance About 9,000 acres added to date / 13,000 acres total Environmental Impact Report underway

Anadarko Basin Resource Play Prolific deep Morrow / Hunton gas play in Anadarko basin Morrow and Hunton prospects have already been identified Exploration / Development Plan Acquiring rights to and reprocessing / interpreting a 75 sq mi 3D seismic survey in Roger Mills County, OK Existing Morrow and Hunton prospects will be refined with the 3D seismic and leased in 2007 Promote prospects for carried working interest

Field-Level Economics Eel River Properties Per Unit Economics ($/mcf) Natural Gas Price (Cushing) $5.50 Less: Differential (0.55) Less: LOE (0.35) Less: Compress/Transport (0.45) Field-Level Return $4.15 Texas Gulf Coast Properties Per Unit Economics ($/bbl) Crude Oil Price (WTI) $55.00 Less: Differential (1.20) Less: LOE (10.46) Less: Production Taxes (2.47) Field-Level Return $40.87 Field Acquisition Cost $11.78

Current Ownership

Management Dennis B. Tower - CEO and Director Geologist with 35 years experience in exploration and management positions, including 28 years with ARCO John L. Moran - President and Director Geologist with 36 years in exploration and management positions, including 19 years with Mobil and Apache W. Kirk Bosche - Chief Financial Officer CPA with 34 years experience, including 28 years in financial roles with domestic and international independents

Management James H. Drennan - VP, Land and Legal Attorney with 20 years in land positions in the oil and gas industry, 12 years in legal practice Michael L. Moustakis - VP, Engineering Petroleum engineer with 22 years in engineering and operating positions with majors and independents Stuart A. Gordon - Chief Geologist Petroleum geoscientist with 29 years of experience with majors and independents

Achievements to Date Jan '06 Foothills founders agreement with INNEX Apr '06 Company established in present form Raised $12 MM in private placement financing Trading began in common stock Jun '06 Began drilling in Grizzly Bluff Field Sep '06 Raised $22.5 MM in private placement financing and $42.5 MM in mezzanine facility with Goldman Sachs Closed on purchase of Texas oil fields 5.1 MMBOE and 620 BOEPD $62 MM in cash and stock Hedged 80% of current oil production at average $70/bbl over 4 yrs Commenced commercial gas production at Grizzly Bluff Commenced recompletion program at Goose Creek Jan '07 Completed shooting 13 sq mi 3D seismic survey over Grizzly Bluff Field

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